Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
4th Quarter and Year Ended December 31, 2008

Investor Contact: Keith Lennox Phone: (646) 794-0750 email: keith.lennox@awac.com	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the ability to recognize the benefits of the Darwin Professional Underwriters, Inc. acquisition; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions including those related to the ongoing financial crisis; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•	Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio.These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 26 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		YEAR ENDED		Previous		Previous
		DECEMBER 31,		DECEMBER 31,		Quarter		Year to Date
		2008	2007	2008	2007	Change		Change

HIGHLIGHTS	Gross premiums written	$310,945	$260,301	$1,445,584	$1,505,509	19.5%		(4.0%)
	Net premiums written	226,503	189,382	1,107,228	1,153,110	19.6%		(4.0%)
	Net premiums earned	302,984	286,598	1,116,905	1,159,942	5.7%		(3.7%)
	Net investment income	82,583	75,214	308,775	297,932	9.8%		3.6%
	Net income	19,852	123,015	183,635	469,182	(83.9%)		(60.9%)
	Operating income	141,129	118,066	455,065	475,982	19.5%		(4.4%)
	Total investments and cash & cash equivalents	6,863,397	6,299,755	6,863,397	6,299,755	8.9%		8.9%
	Total assets	9,072,079	7,899,108	9,072,079	7,899,108	14.8%		14.8%
	Total shareholders’ equity	2,416,862	2,239,842	2,416,862	2,239,842	7.9%		7.9%
	Cash flows from operating activities	147,069	142,157	656,943	760,968	3.5%		(13.7%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$0.40	$2.11	$3.75	$7.84	(81.0%)		(51.8%)
	Operating income	$2.88	$2.03	$9.30	$7.95	41.9%		18.0%
	Diluted earnings per share
	Net income	$0.39	$2.01	$3.59	$7.53	(80.6%)		(51.9%)
	Operating income	$2.80	$1.93	$8.90	$7.64	45.1%		17.3%
	Weighted average common shares outstanding
	Basic	49,028,249	58,247,755	48,936,912	59,846,987
	Diluted	50,366,814	61,133,206	51,147,215	62,331,165
	Book value	$49.29	$45.95	$49.29	$45.95	7.3%		7.3%
	Diluted book value	$46.05	$42.53	$46.05	$42.53	8.3%		8.3%

FINANCIAL RATIOS	Return on average equity (ROAE), net income	3.4%	21.1%	8.3%	21.7%	(17.7	) pts	(13.4	) pts
	ROAE, operating income	24.5%	20.3%	20.6%	22.1%	4.2	pts	(1.5	) pts
	Annualized investment book yield	4.6%	4.8%	4.7%	4.9%	(0.2	) pts	(0.2	) pts

	Loss and loss expense ratio	47.4%	58.2%	57.4%	58.8%	(10.8	) pts	(1.4	) pts
	Acquisition cost ratio	10.2%	10.0%	10.1%	10.3%	0.2	pts	(0.2	) pts
	General and administrative expense ratio	18.5%	13.2%	16.7%	12.2%	5.3	pts	4.5	pts

	Expense ratio	28.7%	23.2%	26.8%	22.5%	5.5	pts	4.3	pts

	Combined ratio	76.1%	81.4%	84.2%	81.3%	(5.3	) pts	2.9	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007
Revenues
Gross premiums written	$310,945	$290,981	$446,784	$396,874	$260,301
Net premiums written	$226,503	$233,903	$320,250	$326,572	$189,382

Net premiums earned	$302,984	$271,973	$268,876	$273,072	$286,598
Net investment income	82,583	76,916	72,345	76,931	75,214
Net realized investment (losses)/gains	(120,047)	(151,876)	(4,393)	3,465	4,544
Other income	746	—	—	—	—

Total revenues	$266,266	$197,013	$336,828	$353,468	$366,356

Expenses
Net losses and loss expenses:
Current year	$233,789	$272,958	$217,859	$196,611	$202,873
Prior years	(90,258)	(96,948)	(39,775)	(53,114)	(35,999)

Total net losses and loss expenses	$143,531	$176,010	$178,084	$143,497	$166,874
Acquisition costs	30,849	28,615	26,265	26,840	28,693
General and administrative expenses	56,115	40,794	46,380	43,271	37,956
Interest expense	10,205	9,515	9,513	9,510	9,511
Foreign exchange loss/(gain)	1,230	(2,728)	(399)	476	(405)

Total expenses	$241,930	$252,206	$259,843	$223,594	$242,629

Income/(loss) before income taxes	$24,336	$(55,193)	$76,985	$129,874	$123,727
Income tax expense/(recovery)	4,484	(8,826)	(2,220)	(1,071)	712

Net income/(loss)	$19,852	$(46,367)	$79,205	$130,945	$123,015

GAAP Ratios
Loss and loss expense ratio	47.4%	64.7%	66.2%	52.5%	58.2%
Acquisition cost ratio	10.2%	10.5%	9.8%	9.8%	10.0%
General and administrative expense ratio	18.5%	15.0%	17.2%	15.9%	13.2%

Expense ratio	28.7%	25.5%	27.0%	25.7%	23.2%

Combined ratio	76.1%	90.2%	93.2%	78.2%	81.4%

Per Share Data
Basic earnings per share
Net income/(loss)	$0.40	$(0.95)	$1.62	$2.68	$2.11
Operating income	$2.88	$2.09	$1.70	$2.62	$2.03
Diluted earnings per share
Net income/(loss)	$0.39	$(0.95)	$1.56	$2.55	$2.01
Operating income	$2.80	$2.03	$1.64	$2.49	$1.93

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007
Revenues
Gross premiums written	$1,445,584	$1,505,509
Net premiums written	1,107,228	1,153,110

Net premiums earned	$1,116,905	$1,159,942
Net investment income	308,775	297,932
Net realized investment losses	(272,851)	(7,617)
Other income	746	—

Total revenues	$1,153,575	$1,450,257

Expenses
Net losses and loss expenses:
Current year	$921,217	$805,417
Prior years	(280,095)	(123,077)

Total net losses and loss expenses	641,122	682,340
Acquisition costs	112,569	118,959
General and administrative expenses	186,560	141,641
Interest expense	38,743	37,848
Foreign exchange gain	(1,421)	(817)

Total expenses	$977,573	$979,971

Income before income taxes	$176,002	$470,286
Income tax (recovery)/ expense	(7,633)	1,104

Net income	$183,635	$469,182

GAAP Ratios
Loss and loss expense ratio	57.4%	58.8%
Acquisition cost ratio	10.1%	10.3%
General and administrative expense ratio	16.7%	12.2%

Expense ratio	26.8%	22.5%

Combined ratio	84.2%	81.3%

Per Share Data
Basic earnings per share
Net income	$3.75	$7.84
Operating income	$9.30	$7.95
Diluted earnings per share
Net income	$3.59	$7.53
Operating income	$8.90	$7.64

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

*	Includes gross premiums written of $68,938 from Darwin

*	Includes gross premiums written of $68,938 from Darwin

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

*	Includes gross premiums written of $68,938 from Darwin

*	Includes gross premiums written of $68,938 from Darwin

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$52,020	$248,676	$10,249	$310,945
Net premiums written	$33,541	$182,833	$10,129	$226,503

Net premiums earned	$43,126	$158,368	$101,490	$302,984
Other income	$—	$746	$—	$746

Total revenues	$43,126	$159,114	$101,490	$303,730

Expenses
Net losses and loss expenses:
Current year	$49,233	$111,828	$72,728	$233,789
Prior years	(15,572)	(63,781)	(10,905)	(90,258)

Total net losses and loss expenses	$33,661	$48,047	$61,823	$143,531
Acquisition costs	1,941	8,947	19,961	30,849
General and administrative expenses	8,593	35,875	11,647	56,115

Total expenses	$44,195	$92,869	$93,431	$230,495

Underwriting (loss) income	$(1,069)	$66,245	$8,059	$73,235

Net investment income				82,583
Net realized investment losses				(120,047)
Interest expense				(10,205)
Foreign exchange loss				(1,230)

Income before income taxes				$24,336

GAAP Ratios
Loss and loss expense ratio	78.1%	30.3%	60.9%	47.4%
Acquisition cost ratio	4.5%	5.6%	19.7%	10.2%
General and administrative expense ratio	19.9%	22.7%	11.5%	18.5%

Expense ratio	24.4%	28.3%	31.2%	28.7%

Combined ratio	102.5%	58.6%	92.1%	76.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$72,497	$142,941	$44,863	$260,301
Net premiums written	$38,941	$105,620	$44,821	$189,382

Net premiums earned	$43,403	$112,422	$130,773	$286,598

Total revenues	$43,403	$112,422	$130,773	$286,598

Expenses
Net losses and loss expenses:
Current year	$43,458	$81,675	$77,740	$202,873
Prior years	(8,081)	(28,504)	586	(35,999)

Total net losses and loss expenses	$35,377	$53,171	$78,326	$166,874
Acquisition costs	260	3,271	25,162	28,693
General and administrative expenses	9,844	18,439	9,673	37,956

Total expenses	$45,481	$74,881	$113,161	$233,523

Underwriting (loss) income	$(2,078)	$37,541	$17,612	$53,075

Net investment income				75,214
Net realized investment gains				4,544
Interest expense				(9,511)
Foreign exchange gain				405

Income before income taxes				$123,727

GAAP Ratios
Loss and loss expense ratio	81.5%	47.3%	59.9%	58.2%
Acquisition cost ratio	0.6%	2.9%	19.2%	10.0%
General and administrative expense ratio	22.7%	16.4%	7.4%	13.2%

Expense ratio	23.3%	19.3%	26.6%	23.2%

Combined ratio	104.8%	66.6%	86.5%	81.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2008

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$327,490	$687,954	$430,140	$1,445,584
Net premiums written	$169,887	$508,960	$428,381	$1,107,228

Net premiums earned	$173,790	$478,578	$464,537	$1,116,905
Other income	$—	$746	$—	$746

Total revenues	$173,790	$479,324	$464,537	$1,117,651

Expenses
Net losses and loss expenses:
Current year	$243,458	$353,560	$324,199	$921,217
Prior years	(61,214)	(143,821)	(75,060)	(280,095)

Total net losses and loss expenses	$182,244	$209,739	$249,139	$641,122
Acquisition costs	1,948	19,658	90,963	112,569
General and administrative expenses	39,290	103,720	43,550	186,560

Total expenses	$223,482	$333,117	$383,652	$940,251

Underwriting (loss) income	$(49,692)	$146,207	$80,885	$177,400

Net investment income				308,775
Net realized investment losses				(272,851)
Interest expense				(38,743)
Foreign exchange gain				1,421

Income before income taxes				$176,002

GAAP Ratios
Loss and loss expense ratio	104.9%	43.8%	53.6%	57.4%
Acquisition cost ratio	1.1%	4.1%	19.6%	10.1%
General and administrative expense ratio	22.6%	21.7%	9.4%	16.7%

Expense ratio	23.7%	25.8%	29.0%	26.8%

Combined ratio	128.6%	69.6%	82.6%	84.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE YEAR ENDED DECEMBER 31, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS

Revenues
Gross premiums written	$391,017	$578,433	$536,059	$1,505,509
Net premiums written	$176,420	$440,802	$535,888	$1,153,110

Net premiums earned	$180,458	$475,523	$503,961	$1,159,942

Total revenues	$180,458	$475,523	$503,961	$1,159,942

Expenses
Net losses and loss expenses:
Current year	$151,039	$346,429	$307,949	$805,417
Prior years	(45,377)	(70,614)	(7,086)	(123,077)

Total net losses and loss expenses	$105,662	$275,815	$300,863	$682,340
Acquisition costs	(114)	17,269	101,804	118,959
General and administrative expenses	34,185	68,333	39,123	141,641

Total expenses	$139,733	$361,417	$441,790	$942,940

Underwriting income	$40,725	$114,106	$62,171	$217,002

Net investment income				297,932
Net realized investment losses				(7,617)
Interest expense				(37,848)
Foreign exchange gain				817

Income before income taxes				$470,286

GAAP Ratios
Loss and loss expense ratio	58.6%	58.0%	59.7%	58.8%
Acquisition cost ratio	(0.1%)	3.6%	20.2%	10.3%
General and administrative expense ratio	18.9%	14.4%	7.8%	12.2%

Expense ratio	18.8%	18.0%	28.0%	22.5%

Combined ratio	77.4%	76.0%	87.7%	81.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	DECEMBER 31, 2008	DECEMBER 31, 2007

ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2008: $5,8772,031; 2007: $5,595,943)	$6,032,029	$5,707,143
Other invested assets available for sale, at fair value (cost: 2008: $89,229; 2007: $291,458)	55,199	322,144
Equity securities, at fair value	21,329
Other invested assets, at fair value	48,573	—

Total investments	6,157,130	6,029,287
Cash and cash equivalents	655,828	202,582
Restricted cash	50,439	67,886
Securities lending collateral	171,026	147,241
Insurance balances receivable	347,941	304,499
Prepaid reinsurance	192,582	163,836
Reinsurance recoverable	888,314	682,765
Accrued investment income	50,671	55,763
Deferred acquisition costs	135,780	108,295
Goodwill	268,532	—
Intangible assets	71,410	3,920
Balances receivable on sale of investments	12,371	84,998
Net deferred tax assets	22,452	4,881
Other assets	47,603	43,155

TOTAL ASSETS	$9,072,079	$7,899,108

LIABILITIES
Reserve for losses and loss expenses	$4,576,828	$3,919,772
Unearned premiums	930,358	811,083
Unearned ceding commissions	49,599	28,831
Reinsurance balances payable	95,129	67,175
Securities lending payable	177,010	147,241
Balances due on purchase of investments	—	141,462
Syndicated loan	243,750	—
Senior notes	498,796	498,682
Accounts payable and accrued liabilities	83,747	45,020

TOTAL LIABILITIES	$6,655,217	$5,659,266

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share: issued and outstanding 2008: 49,036,159; 2007: 48,741,927 shares	$1,471	$1,462
Additional paid-in capital	1,314,785	1,281,832
Retained earnings	994,974	820,334
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	105,632	136,214

TOTAL SHAREHOLDERS’ EQUITY	$2,416,862	$2,239,842

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,072,079	$7,899,108

Book value per share	$49.29	$45.95
Diluted book value per share	46.05	42.53

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED INVESTMENT PORTFOLIO

	DECEMBER 31, 2008		SEPTEMBER 30, 2008		JUNE 30, 2008		MARCH 31, 2008		DECEMBER 31, 2007
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$6,032,029	98.0%	$5,433,260	95.8%	$5,733,523	95.5%	$5,218,726	95.1%	$5,707,143	94.7%
Other invested assets available for sale	55,199	0.9%	71,528	1.2%	77,444	1.3%	77,099	1.4%	322,144	5.3%
Equity securities	21,329	0.3%	—	0.0%
Other invested assets	48,573	0.8%	167,674	3.0%	192,661	3.2%	191,195	3.5%	—	0.0%

Total	$6,157,130	100.0%	$5,672,462	100.0%	$6,003,628	100.0%	$5,487,020	100.0%	$6,029,287	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,770,235	25.8%	$1,822,516	28.2%	$2,090,510	32.0%	$1,817,827	28.4%	$2,053,224	32.6%
Non-U.S. government securities	280,156	4.1%	128,381	2.0%	131,325	2.0%	127,561	2.0%	118,843	1.9%
Corporate securities	1,361,970	19.8%	1,248,723	19.3%	1,362,001	20.9%	1,142,447	17.8%	1,252,617	19.9%
State, municipalities and political subdivisions	369,619	5.4%	56,964	0.9%	63,409	1.0%	—	0.0%	—	0.0%
Mortgage-backed securities	2,089,937	30.5%	2,069,074	32.0%	1,962,144	30.1%	1,988,016	31.1%	2,117,539	33.6%
Asset-backed securities	160,112	2.3%	107,602	1.6%	124,134	1.9%	142,875	2.2%	164,920	2.6%
Fixed income sub-total	6,032,029	87.9%	5,433,260	84.0%	5,733,523	87.8%	5,218,726	81.5%	5,707,143	90.6%
Global high-yield bond fund	55,199	0.8%	71,528	1.1%	77,444	1.2%	75,939	1.2%	79,549	1.3%
Hedge funds	48,573	0.7%	167,674	2.6%	192,661	3.0%	191,195	3.0%	241,435	3.8%
Equity securities	21,329	0.3%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Other invested asset	—	0.0%	—	0.0%	—	0.0%	1,160	0.0%	1,160	0.0%
Cash & cash equivalents	706,267	10.3%	791,934	12.3%	524,425	8.0%	914,386	14.3%	270,468	4.3%

Total	$6,863,397	100.0%	$6,464,396	100.0%	$6,528,053	100.0%	$6,401,406	100.0%	$6,299,755	100.0%

CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,770,235	29.3%	$1,822,516	33.5%	$2,090,510	36.5%	$1,817,826	34.8%	$2,053,224	36.0%
AAA/Aaa	3,244,639	53.8%	2,568,888	47.3%	2,472,468	43.1%	2,480,380	47.5%	2,655,246	46.5%
AA/Aa	166,244	2.8%	361,887	6.6%	482,125	8.4%	379,798	7.3%	411,796	7.2%
A/A	685,461	11.4%	524,584	9.7%	587,466	10.2%	462,182	8.9%	519,336	9.1%
BBB/Baa	156,132	2.6%	155,379	2.9%	100,954	1.8%	78,540	1.5%	67,541	1.2%
BB	8,350	0.1%	—	0.0%	—	0.0%			—	0.0%
B/B	969	0.0%	6	0.0%	—	0.0%	—	0.0%	—	0.0%

Total	$6,032,029	100.0%	$5,433,260	100.0%	$5,733,523	100.0%	$5,218,726	100.0%	$5,707,143	100.0%

STATISTICS
Annualized book yield, year to date	4.7%		4.8%		4.5%		4.7%		4.9%
Duration	3.3 years		3.4 years		3.4 years		3.0 years		3.1 years
Average credit quality (S&P)	AA+		AA+		AA+		AA		AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
December 31, 2008 Fair Market Value

	December 31, 2008	Average	Portfolio
	Fair Market Value	Rating	Percentage
Cash & cash equivalents	$706,267	AAA	10.3%
U.S. government securities	817,769	AAA	11.9%
U.S. government agencies	952,466	AAA	13.9%
Non-U.S. government securities	280,156	AAA	4.1%
Mortgage-backed securities:
Agency MBS	1,384,205	AAA	20.2%
Non-agency RMBS	230,523	AAA	3.4%
CMBS	475,209	AAA	6.9%
Total mortgage-backed securities	2,089,937	AAA	30.5%
Corporate securities:
Financials	994,720	AA-	14.5%
Industrials	295,428	A-	4.3%
Utilities	71,822	BBB+	1.0%
Total corporate securities	1,361,970		19.8%
Asset-backed securities
Credit cards	66,006	AAA	1.0%
Auto receivables	88,503	AAA	1.2%
Other	5,603	A	0.1%
Total asset-backed securities	160,112		2.3%

State, municipalities and political subdivisions	369,619	AAA	5.4%
Global High-Yield Bond Fund	55,199	B	0.8%
Hedge Funds	48,573	N/A	0.7%
Equities	21,329	N/A	0.3%

Total Investment Portfolio	$6,863,397		100.0%

Top 10 Corporate Exposures

	December 31, 2008	Portfolio
Corporate	Fair Market Value	Percentage
JPMorgan Chase	$121,617	1.8%
Bank of America	70,508	1.0%
HSBC	37,056	0.5%
Citigroup	53,238	0.8%
General Electric	46,656	0.7%
Credit Suisse	36,162	0.5%
Oracle	31,456	0.5%
Kraft Foods	30,727	0.4%
John Deere	27,001	0.4%
Verizon Communications	16,368	0.2%
Non-Agency Residential Mortgage Backed Securities Detail

						Average
				BBB	December 31, 2008	Credit
Vintage	AAA	AA	A	(and below)	Fair Market Value	Enhancement*

2007	$5,100	$—	$—	$—	$5,100	24%
2006	15,990	—	—	969	16,959	10%
2005 and prior	205,772	1,301	1,391	—	208,464	10%

Total**	$226,862	$1,301	$1,391	$969	$230,523	10%

**	Included in the above is fair value of $1.5 million of subprime mortgages with an average rating of AAA and $14.2 million of Alt-A mortgages with an average rating of AA+.
Commercial Mortgage Backed Securities Detail

						Average
				BBB	Total	Credit
Vintage	AAA	AA	A	(and below)	Fair Value	Enhancement*

2007	$38,494	$—	$—	$—	$38,494	30%
2006	120,014	—	—	137	120,151	30%
2005 and prior	316,564	—	—	—	316,564	34%

Total	$475,072	$—	$—	$137	$475,209	33%

*	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT DECEMBER 31, 2008
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$268,392	$277,738	$255,985	$802,115
IBNR (net of reinsurance recoverable)	94,571	1,975,690	816,138	2,886,399

Total	$362,963	$2,253,428	$1,072,123	$3,688,514

IBNR/Total reserves (net of reinsurance recoverable)	26.1%	87.7%	76.1%	78.3%

	AT DECEMBER 31, 2007
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$234,023	$227,888	$212,315	$674,226
IBNR (net of reinsurance recoverable)	126,593	1,650,354	785,834	2,562,781

Total	$360,616	$1,878,242	$998,149	$3,237,007

IBNR/Total reserves (net of reinsurance recoverable)	35.1%	87.9%	78.7%	79.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,
	2008	2008	2008	2008	2007

Senior notes	$498,796	$498,767	$498,738	$498,710	$498,682
Syndicated loan	243,750	—	—	—	—
Shareholders’ equity	2,416,862	2,272,828	2,378,046	2,394,620	2,239,842

Total capitalization	$3,159,408	$2,771,595	$2,876,784	$2,893,330	$2,738,524

Leverage ratios
Debt to total capitalization	23.5%	18.0%	17.3%	17.2%	18.2%

Closing shareholders’ equity	$2,416,862	$2,272,828	$2,378,046	$2,394,620	$2,239,842
Add/deduct: accumulated other comprehensive (income)/loss	(105,632)	19,775	(39,048)	(135,626)	(136,214)

Adjusted shareholders’ equity	$2,311,230	$2,292,603	$2,338,998	$2,258,994	$2,103,628

Net premiums written (trailing 12 months)	$1,107,228	$1,070,107	$1,055,501	$1,121,838	$1,153,110
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.48	0.47	0.45	0.50	0.55

Total investments and cash & cash equivalents	$6,863,397	$6,464,396	$6,528,053	$6,401,406	$6,299,755
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.97	2.82	2.79	2.83	2.99

Reserve for losses and loss expenses	$4,576,828	$4,198,761	$4,164,220	$4,048,187	$3,919,772
Deduct: reinsurance recoverable	(888,314)	(777,283)	(778,578)	(758,723)	(682,765)

Net reserve for losses and loss expenses	$3,688,514	$3,421,478	$3,385,642	$3,289,464	$3,237,007
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.60	1.49	1.45	1.46	1.54

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007

Net income/(loss)	$19,852	$(46,367)	$79,205	$130,945	$123,015
Add:
Net realized investment losses/(gains)	120,047	151,876	4,393	(3,465)	(4,544)
Foreign exchange loss/(gain)	1,230	(2,728)	(399)	476	(405)

Operating income	$141,129	$102,781	$83,199	$127,956	$118,066

Weighted average common shares outstanding
Basic	49,028,249	49,007,389	48,897,931	48,811,932	58,247,755
Diluted	50,366,814	50,669,262 *	50,873,712	51,380,423	61,133,206

Basic per share data
Net income/(loss)	$0.40	$(0.95)	$1.62	$2.68	$2.11
Add:
Net realized investment losses/(gains)	2.45	3.10	0.09	(0.07)	(0.07)
Foreign exchange loss/(gain)	0.03	(0.06)	(0.01)	0.01	(0.01)

Operating income	$2.88	$2.09	$1.70	$2.62	$2.03

Diluted per share data
Net income/(loss)	$0.39	$(0.92)*	$1.56	$2.55	$2.01
Add:
Net realized investment losses/(gains)	2.39	3.00	0.09	(0.07)	(0.07)
Foreign exchange loss/(gain)	0.02	(0.05)	(0.01)	0.01	(0.01)

Operating income	$2.80	$2.03	$1.64	$2.49	$1.93

*	For the net loss for the three months ended September 30, 2008, because operating income is positive, we are using the fully diluted weighted average common shares outstanding.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007

Net income	$183,635	$469,182
Add:
Net realized investment losses	272,851	7,617
Foreign exchange gain	(1,421)	(817)

Operating income	$455,065	$475,982

Weighted average common shares outstanding
Basic	48,936,912	59,846,987
Diluted	51,147,215	62,331,165

Basic per share data
Net income	$3.75	$7.84
Add:
Net realized investment losses	5.58	0.12
Foreign exchange gain	(0.03)	(0.01)

Operating income	$9.30	$7.95

Diluted per share data
Net income	$3.59	$7.53
Add:
Net realized investment losses	5.33	0.12
Foreign exchange gain	(0.02)	(0.01)

Operating income	$8.90	$7.64

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	DECEMBER 31, 2008	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008	DECEMBER 31, 2007

Opening shareholders’ equity	$2,272,828	$2,378,046	$2,394,620	$2,239,842	$2,612,775
Add/deduct: accumulated other comprehensive loss/(income)	19,775	(39,048)	(135,626)	(136,214)	(62,917)

Adjusted opening shareholders’ equity	$2,292,603	$2,338,998	$2,258,994	$2,103,628	$2,549,858

Closing shareholders’ equity	$2,416,862	$2,272,828	$2,378,046	$2,394,620	$2,239,842
Deduct/add: accumulated other comprehensive (income)/loss	(105,632)	19,775	(39,048)	(135,626)	(136,214)

Adjusted closing shareholders’ equity	$2,311,230	$2,292,603	$2,338,998	$2,258,994	$2,103,628

Average shareholders’ equity	$2,301,917	$2,315,801	$2,298,996	$2,181,311	$2,326,743

Net income/(loss) available to shareholders	$19,852	$(46,367)	$79,205	$130,945	$123,015
Annualized net income/(loss) available to shareholders	79,408	(185,468)	316,820	523,780	492,060

Annualized return on average shareholders’ equity — net income/(loss) available to shareholders	3.4%	(8.0%)	13.8%	24.0%	21.1%

Operating income available to shareholders	$141,129	$102,781	$83,199	$127,956	$118,066
Annualized operating income available to shareholders	564,516	411,124	332,796	511,824	472,264

Annualized return on average shareholders’ equity — operating income available to shareholders	24.5%	17.8%	14.5%	23.5%	20.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007

Opening shareholders’ equity	$2,239,842	$2,220,084
Deduct: accumulated other comprehensive income	(136,214)	(6,464)

Adjusted opening shareholders’ equity	$2,103,628	$2,213,620

Closing shareholders’ equity	$2,416,862	$2,239,842
Deduct: accumulated other comprehensive income	(105,632)	(136,214)

Adjusted closing shareholders’ equity	$2,311,230	$2,103,628

Average shareholders’ equity	$2,207,429	$2,158,624

Net income available to shareholders	$183,635	$469,182

Annualized return on average shareholders’ equity — net income available to shareholders	8.3%	21.7%

Operating income available to shareholders	$455,065	$475,982

Annualized return on average shareholders’ equity — operating income available to shareholders	20.6%	22.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	DECEMBER 31,	DECEMBER 31,
	2008	2007

Price per share at period end	$40.60	$50.17

Total shareholders’ equity	$2,416,862	$2,239,842

Basic common shares outstanding	49,036,159	48,741,927

Add: unvested restricted share units	971,907	820,890

Add: performance based equity awards	1,345,903	886,251

Add: dilutive options/warrants outstanding	6,371,151	6,723,875
Weighted average exercise price per share	$33.38	$33.62
Deduct: options bought back via treasury method	(5,237,965)	(4,506,182)

Common shares and common share equivalents outstanding	52,487,155	52,666,761

Basic book value per common share	$49.29	$45.95
Diluted book value per common share	$46.05	$42.53

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007	DECEMBER 31, 2008		DECEMBER 31, 2007

Net investment income	$82,583	$75,214	$308,775		$297,932
Deduct: annual and non-recurring items	7,921	N/A	14,540	*	N/A

Net investment income, recurring	$74,662	$75,214	$294,235		$297,932

Annualized net investment income, recurring	$298,648	$300,856	$294,235		$297,932

Add: annual and non-recurring items	7,921	N/A	6,619	*	N/A

Normalized net investment income	$306,569	$300,856	$300,854		$297,932

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,440,019	$5,984,929	$5,595,943		$5,188,379
Other invested assets, available for sale, cost	81,262	280,696	291,458		245,657
Other invested assets, at cost	180,716	—	—		—
Cash and cash equivalents	744,245	329,862	202,582		366,817
Restricted cash	47,689	46,903	67,886		138,223
Balances receivable on sale of investments	36,264	7,951	84,998		16,545
Balances due on purchase of investments	(68,681)	(123,482)	(141,462)		—

Opening aggregate invested assets	$6,461,514	$6,526,859	$6,101,405		$5,955,621

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,872,031	$5,595,943	$5,872,031		$5,595,943
Other invested assets, available for sale, cost	89,229	291,458	89,229		291,458
Equity securities, cost	21,493	—	21,493		—
Other invested assets, cost	100,198	—	100,198		—
Cash and cash equivalents	655,828	202,582	655,828		202,582
Restricted cash	50,439	67,886	50,439		67,886
Balances receivable on sale of investments	12,371	84,998	12,371		84,998
Balances due on purchase of investments	—	(141,462)	—		(141,462)

Closing aggregate invested assets	$6,801,589	$6,101,405	$6,801,589		$6,101,405

Average aggregate invested assets	$6,631,552	$6,314,132	$6,451,497		$6,028,513

Annualized investment book yield	4.6%	4.8%	4.7%		4.9%

*	Includes an annual dividend received at the beginning of the year and excludes the annual dividend received at the end of the year.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	NINE MONTHS ENDED	SIX MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2008	JUNE 30, 2008	MARCH 31, 2008

Net investment income	$226,192	$149,276	$76,931
Deduct: annual and non-recurring items	7,138	6,403	6,073

Net investment income, recurring	$219,054	$142,873	$70,858

Annualized net investment income, recurring	$292,072	$285,746	$283,432

Add: annual and non-recurring items	7,138	6,403	6,073

Normalized net investment income	$299,210	$292,149	$289,505

Opening aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,595,943	$5,595,943	$5,595,943
Other invested assets, available for sale, cost	291,458	291,458	291,458
Other invested assets, at cost	—	—	—
Cash and cash equivalents	202,582	202,582	202,582
Restricted cash	67,886	67,886	67,886
Balances receivable on sale of investments	84,998	84,998	84,998
Balances due on purchase of investments	(141,462)	(141,462)	(141,462)

Opening aggregate invested assets	$6,101,405	$6,101,405	$6,101,405

Closing aggregate invested assets:
Fixed maturity investments available for sale, amortized cost	$5,440,019	$5,685,111	$5,071,730
Other invested assets, available for sale, cost	81,262	81,241	82,380
Other invested assets, at cost	180,716	178,266	177,419
Cash and cash equivalents	744,245	439,933	774,337
Restricted cash	47,689	84,492	140,049
Balances receivable on sale of investments	36,264	96,801	6,323
Balances due on purchase of investments	(68,681)	(107,054)	—

Closing aggregate invested assets	$6,461,514	$6,458,790	$6,252,238

Average aggregate invested assets	$6,281,460	$6,280,098	$6,176,822

Annualized investment book yield	4.8%	4.7%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 19 and 20 for reconciliations of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 21 and 22 for reconciliations of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 19 and 20 for the reconciliations of net income to operating income and pages 21 and 22 for the reconciliations of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 23 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 24 and 25 for reconciliations of annualized investment book yield.